UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12000 AEROSPACE AVENUE, SUITE 400
HOUSTON, TEXAS 77034
(Address of principal executive offices)                                                                           (Zip Code)

(Registrant's telephone number, including area code): (832) 300-5858

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)           On October 25, 2010, the Board of Directors of Mexican Restaurants, Inc. (“the Company”) unanimously approved and authorized the Company to take definitive action to cause the voluntary delisting of its common shares on the NASDAQ Stock Market by giving NASDAQ notice of its intent.

Following the NASDAQ delisting, the Company intends to take steps to ensure that the Company’s common stock will continue to be quoted in the over-the-counter market, operated by Pink OTC Markets Inc., and to take steps to deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934.

A copy of the Company’s press release with respect to such actions is attached hereto as Exhibit 99.1.

Item 9.01.            Financial Statements and Exhibits.

(d)           Exhibits.

The following is included as Exhibit 99.1 to this Current Report on Form 8-K:

99.1           Mexican Restaurants, Inc. press release dated October 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: October 29, 2010	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Mexican Restaurants, Inc. Press Release Dated October 29, 2010